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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)         May 17, 2004
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                                 ACCESSITY CORP.
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             (Exact name of registrant as specified in its charter)




          New York                   0-21467                    11-2750412
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)



                     12514 West Atlantic Boulevard        33071
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code      (954) 752-6161
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         The Registrant announced on May 17, 2004 that it has signed a share exchange agreement to acquire Pacific Ethanol, Inc., Kinergy Marketing, LLC and Re-Energy, LLC in a stock-for-stock share exchange transaction. Upon consummation of the share exchange, each of the acquired companies will become wholly-owned subsidiaries of Accessity Corp. and Accessity Corp. will re-incorporate in the State of Delaware and change its name to Pacific Ethanol, Inc.

         Accessity Corp. will issue approximately 18.8 million shares to acquire all the companies in this transaction. It is contemplated that the combined company will have approximately 22 million shares of common stock outstanding, on a fully-diluted basis, should all options and warrants be exercised following consummation of the share exchange transaction.

         The proposed share exchange, expected to be completed as quickly as possible, is subject to satisfaction of due diligence investigations by all of the parties, approval by a majority of Accessity's shareholders and certain other additional conditions to closing including completion of audits of Pacific Ethanol, Kinergy Marketing and Re-Energy. As a further condition to the completion of the acquisitions, the current management of Accessity will resign and the current management of the acquired companies will assume management of the combined companies. The former Board of Directors of Accessity will designate one person to serve on the board of directors of Pacific Ethanol until the 2005 annual shareholders meeting.

The press release issued on May 17, 2004 is attached hereto as Exhibit 99.1.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information contained in this Item 12 is being "furnished to" the SEC in accordance with SEC Release Nos. 33-8216 and 34-47226 and shall not be deemed "filed with" the SEC for purposes of Section 18 of the Securities Exchange of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 12 shall not be deemed incorporated by reference into any registration statement, proxy statement or other report except as shall be expressly set forth by specific reference in such filing and regardless of any general incorporation language in such filing.

         On May 19, 2004 the Registrant reported in a press release its financial results for the period ended March 31, 2004. A copy of the press release is set forth below in its entirety:

       ACCESSITY CORP. REPORTS CONTINUED IMPROVEMENT IN QUARTERLY RESULTS

                 ----------------------------------------------

Coral Springs, FL, May 19, 2004....ACCESSITY CORP. [NASDAQ SMALLCAP: ACTY]
reported that its pretax loss from continuing operations fell 33% from $635,000 in the first quarter of 2003 to $424,000 in the first quarter of 2004. The pretax loss from continuing operations excluded the effect of discontinued affinity services automotive operations in 2003. The Company's net losses in the 2004 quarter, also $424,000, equated to $.19 per basic and diluted share. In the comparable quarter of 2003, the net loss was $494,000 or $.23 per basic and diluted share, including losses from continuing operations of $.29, offset by income from the discontinued affinity service operations of $.06 per share.

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The Company's reduced losses in the 2004 quarter occurred despite substantially higher legal costs totaling $130,000, related to three cases, two of which, the Company is the plaintiff and one in which, it is the defendant. The high legal fees were largely attributable to the arbitration proceeding held in the first quarter 2004, involving a matter described in the Company's Form 10-KSB for the year ended in 2003. The decision by the arbitrator is expected during the next few weeks.

Sentaur the Company's medical claim audit and recovery services to hospitals and physician groups, generated $185,000 in revenue in the first quarter 2004 Sentaur was established to help hospitals by subrogating against health insurance companies and preferred provider organizations (PPOs) that have inappropriately taken discounts to which they were not entitled in paying hospital bills for insured patients. Sentaur analyzes client hospitals' billing records to uncover such inappropriate discounts and receives a share of any funds recovered.
..
Barry Siegel, Chief Executive Officer, noted that the Company is in a strong position financially, with no debt and reduced operating expenses. Current assets total $4.3 million, stockholders equity was $5.0 million and its working capital ratio was 9 to 1.

The Company also announced earlier this week, in a matter unrelated to its earnings, that it had signed a definitive agreement to acquire Pacific Ethanol, Inc., Kinergy Marketing, LLC and Re-Energy, LLC in a stock-for-stock share exchange which would result in a change of control. The transaction is subject to satisfaction of due diligence, shareholder approval and certain other additional conditions.


This news release includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies, and prospects, both business and financial. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Many of the forward-looking statements contained in this news release may be identified by the use of forward-looking words such as "believe," "expect," "anticipate," "should," "planned," "will," "may," "intend," "estimated," and "potential," among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this news release include market conditions and those set forth in reports or documents that we file from time to time with the United States Securities and Exchange Commission. All forward-looking statements attributable to Accessity Corp. or a person acting on its behalf are expressly qualified in their entirety by this cautionary language. Accessity Corp. undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances occurring after the date hereof.

On May 20, 2004 the Registrant reported in a press release a correction to its press release previously issued on May 19, 2004 reporting its financial results for the period ended March 31, 2004. A copy of this press release is set forth below in its entirety:



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 CORRECTION - ACCESSITY CORP. REPORTS CONTINUED IMPROVEMENT IN QUARTERLY RESULTS

                            ------------------------

CORAL SPRINGS, FL--(MARKET WIRE)--May 20, 2004 -- In the news release, "Accessity Corp. Reports Continued Improvement in Quarterly Results," issued yesterday, May 19th, by Accessity Corp. (NasdaqSC:ACTY - News), we are advised by the company that the second sentence of the fourth paragraph should read, "Current assets total $4.3 million, stockholders equity was $4.6 million and its working capital ratio was 9 to 1," rather than, "Current assets total $4.3 million, stockholders equity was $5.0 million and its working capital ratio was 9 to 1," as originally issued by the company.

This news release includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies, and prospects, both business and financial. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Many of the forward-looking statements contained in this news release may be identified by the use of forward-looking words such as "believe," "expect," "anticipate," "should," "planned," "will," "may," "intend," "estimated," and "potential," among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this news release include market conditions and those set forth in reports or documents that we file from time to time with the United States Securities and Exchange Commission. All forward-looking statements attributable to Accessity Corp. or a person acting on its behalf are expressly qualified in their entirety by this cautionary language. Accessity Corp. undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances occurring after the date hereof.








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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Accessity Corp.


                                        By: /s/ Barry Siegel
                                            -----------------------------------
                                        Name:  Barry Siegel
                                        Title: Chairman of the Board, President
                                               and Chief Executive Officer


Date:  May 20, 2004















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                                 EXHIBITS INDEX
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   99.1     Press release issued by the Registrant on May 17, 2004 filed herein.



























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